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                                   EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned officers and members of the board of managers of American Fidelity Variable Annuity Fund A (hereinafter, the "Fund"), hereby severally constitute John W. Rex and Daniel D. Adams, Jr., and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or members of the board of managers, or both, of the Fund, one or more post-effective amendments to the Fund's Registration Statement on Form N-3 (No. N.2-30771), as amended by Post-Effective Amendment No. 39 thereto, for the purpose of revising the nonfinancial disclosure contained in such Post-Effective Amendment No. 39, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     DATED this 11th day of December, 1996.

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
           /s/  JOHN W. REX                              /s/  DANIEL D. ADAMS, JR.
--------------------------------------------     --------------------------------------------
John W. Rex, Chairman of the Board               Daniel D. Adams, Jr., Manager and Secretary
                                                 of the Board

          /s/  JEAN G. GUMERSON                        /s/  EDWARD C. JOULLIAN, III
--------------------------------------------     --------------------------------------------
Jean G. Gumerson, Manager                        Edward C. Joullian, III, Manager

           /s/  GREGORY M. LOVE                           /s/  J. DEAN ROBERTSON
--------------------------------------------     --------------------------------------------
Gregory M. Love, Manager                         J. Dean Robertson, Manager

       /s/  G. RAINEY WILLIAMS, JR.
--------------------------------------------
G. Rainey Williams, Jr., Manager
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